BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated May 10, 2016

to Statement of Additional Information dated January 28, 2016

IMPORTANT NOTICE REGARDING CHANGE IN THE FEES AND EXPENSES OF BARON FIFTH AVENUE GROWTH FUND

Effective May 10, 2016, in connection with the lowering of certain fees and expenses of Baron Fifth Avenue Growth Fund (the “Fund”), the Statement of Additional Information of the Fund is modified as follows:

On page 28 of the Statement of Additional Information, the second paragraph under “Investment Adviser.” is deleted in its entirety and replaced with the following paragraph:

“Pursuant to separate Advisory Agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to such policies as determined by the Board. For such services, the Adviser receives an annual fee from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Discovery Fund of 1% of the average daily net assets of the respective Fund. Baron Fifth Avenue Growth Fund pays the Adviser 0.70% for average daily net assets of the Fund. The Adviser has contractually agreed to limit the expense ratio for the Retail Shares of Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund to 1.50%, 1.10% and 1.35%, respectively and for the Institutional Shares of Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund to 1.25%, 0.85% and 1.10%, respectively, and for the R6 Shares of Baron Fifth Avenue Growth Fund to 0.84%, excluding portfolio transaction costs, interest and extraordinary expenses for so long as the Adviser serves as investment adviser to the Funds.

This information supplements the Statement of Additional Information dated January 28, 2016. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.